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                                                          SEC File No. 333-61831

                          Filed Pursuant to Rule 497(h)

                              PROSPECTUS SUPPLEMENT
                       (TO PROSPECTUS DATED JULY 1, 2003)

                              ING PRIME RATE TRUST

                     4,216.809 SHARES OF BENEFICIAL INTEREST

                                -----------------

     During the period of November 18, 2003 through November 19, 2003, ING Prime Rate Trust (the "Trust") sold 4,216.809 shares of beneficial interest of the Trust through the Trust's Shareholder Investment Program pursuant to a Distribution Agreement with ING Funds Distributor, LLC ("IFD") at a sales price of $7.475 per share.

         Gross Proceeds                    $      31,520.61
         Commission to IFD                 $           0.00
         Net Proceeds to Trust             $      31,520.61

On November 17, 2003, the last day of the corresponding pricing period, the last reported sales price of the Shares on the NYSE was $7.50.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ----------------------

          The Date of this Prospectus Supplement is November 21, 2003.